Investments in Affiliates	12 Months Ended
Dec. 31, 2023
Investments in Affiliates
Investments in Affiliates

3. Investments in Affiliates

a. Carbon Termination Technologies Corporation

In March 2023, the Company invested $4.3 million in the common shares of a newly established company Carbon Termination Technologies Corporation (“CTTC”), incorporated in the Republic of the Marshall Islands, which represents the Company’s 49% ownership interest. CTTC currently engages in research and development of decarbonization technologies for the shipping industry. Equity method of accounting is used for this investment. The Company’s share of CTTC’s initial expenses amounted to $4.0 million and is presented under “Equity income/(loss) on investments” in the Consolidated Statements of Income.

b. Gemini Shipholdings Corporation

Prior to July 1, 2021 the Company owned 49% of Gemini Shipholdings Corporation’s (“Gemini”) issued and outstanding share capital and accounted for its financial results under the equity method of accounting. On July 1, 2021, the Company exercised its option to acquire the remaining 51% equity interest in Gemini from Virage International Ltd. for $86.7 million, which was fully paid by November 1, 2021. Substantially all of the fair value of the gross assets acquired is concentrated in adjusted vessels value, and the Company therefore accounted for the acquisition of the five vessels of Gemini as an asset acquisition. The Company’s previously held equity interest in Gemini was remeasured to its fair value on July 1, 2021, the date the controlling interest was acquired and the resulting gain of $64.1 million was recognized in “Equity income on investments” in the Consolidated Statements of Income.

As of July 1, 2021, the Company fully consolidated the following vessel owning subsidiaries of Gemini:

Company	Vessel Name	Year Built	TEU
Averto Shipping S.A.	Suez Canal	2002	5,610
Sinoi Marine Ltd.	Kota Lima (ex Genoa)	2002	5,544
Kingsland International Shipping Limited	Catherine C	2001	6,422
Leo Shipping and Trading S.A.	Leo C	2002	6,422
Springer Shipping Co.	Belita	2006	8,533

3. Investments in Affiliates (Continued)

The following table summarized the consideration exchanged and the fair value of assets acquired and liabilities assumed on July 1, 2021 (in thousands):

Purchase price:
Purchase price (51%)	$86,700
Fair value of previously held interest (49%)	83,300
Total purchase price	$170,000
Fair value of assets and liabilities acquired:
Vessels	154,500
Right-of-use assets	82,500
Cash, cash equivalents and restricted cash	14,388
Current assets	2,534
Assumed time charter liabilities	(36,001)
Long-term debt (including current portion)	(23,125)
Obligations under finance lease	(21,880)
Current liabilities	(2,916)
Fair value of net assets acquired	$170,000

A condensed summary of the income statement of Gemini presented on a 100% basis is as follows for the periods that the entity was accounted for under the equity method of accounting (in thousands):

Six months ended
June 30, 2021
Net operating revenues	$17,984
Net income	$8,091

The aggregate fair value of the assumed time charter liabilities was estimated at $36.0 million as determined at the acquisition date and is amortized under the straight line method over their estimated remaining charter duration. The weighted average remaining charter duration is 1.4 years at inception. The amortization of these assumed time charters amounted to $0.4 million, $20.3 million and $15.3 million for the years ended December 31, 2023, 2022 and the period ended December 31, 2021, respectively, and is presented under “Operating revenues” in the Consolidated Statements of Income. The aggregate future amortization of the assumed time charters amounting to $0.4 million is presented under current “Unearned revenue” as of December 31, 2022.

In July 2022, the Company fully repaid the finance lease liability assumed in July 2021, related to the Gemini’s vessels Suez Canal and Kota Lima (ex Genoa), and took full ownership of these vessels.